UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 26, 2009

                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                            0-26467                  54-1873112
-----------------------------      --------------------      ------------------
(State or Other Jurisdiction)      Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


10700 Parkridge Boulevard, Suite P50, Reston, VA                   20191
------------------------------------------------                   -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (703) 391-1300
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[X] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events
            ------------

     On August 27, 2009, Greater Atlantic Financial Corp. ("GAFC" or "Greater Atlantic"), the parent company of Greater Atlantic Bank, issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that the stockholders of GAFC approved the merger with MidAtlantic Bancorp, Inc. at GAFC's special meeting of stockholders held on August 26, 2009.

Additional Information about the Tender Offer

     In connection with the merger transaction, Greater Atlantic also will initiate a tender offer for the outstanding trust preferred securities issued by its subsidiary, Greater Atlantic Capital Trust I ("GACT"), as described in more detail in the press release.

     This Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell trust preferred securities of GACT. The tender offer has not yet commenced. At the time the offer is commenced, Greater Atlantic will file definitive tender offer materials with the SEC, including final versions of the Offer to Purchase, a related Letter of Transmittal and certain other offer documents. We urge holders of GACT's trust preferred securities to read the final tender offer materials when they become available because they will contain important information which should be read carefully before any decision is made with respect to the tender offer. The Offer to Purchase, the related Letter of Transmittal and certain other offer documents will be made available to all holders of GACT trust preferred securities at no expense to them. The tender offer materials will be available for free at the SEC's website at http://www.sec.gov. In addition, holders of GACT trust preferred securities will be able to obtain a free copy of these documents from the information agent for the tender offer, who will be identified in the tender offer documents.


Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

     (a)  Financial  Statements of Businesses Acquired.  Not applicable.
     (b)  Pro Forma Financial Information. Not applicable.
     (c)  Shell Company Transactions. Not applicable.
     (d)  Exhibits

             Exhibit 99.1      Press Release dated August 27, 2009

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       Greater Atlantic Financial Corp.



Date: August 27, 2009              By: /s/ Carroll E. Amos
                                       -----------------------------------
                                       Carroll E. Amos
                                       President and Chief Executive Officer